SELIGMAN
------------
COMMON STOCK
  FUND, INC.


                                    [GRAPHIC]


                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                                  -------------

                                SEEKING FAVORABLE
                               CURRENT INCOME AND
                                LONG-TERM GROWTH
                                 OF BOTH INCOME
                                   AND CAPITAL
                                WITHOUT EXPOSING
                                   CAPITAL TO
                                   UNDUE RISK



                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[PHOTO OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders ..........................................     1
Interview With Your Portfolio Managers .......................     2
Performance Overview .........................................     4
Portfolio Overview ...........................................     6
Portfolio of Investments .....................................     8
Statement of Assets and Liabilities ..........................    11
Statement of Operations ......................................    12
Statements of Changes in Net Assets ..........................    13
Notes to Financial Statements ................................    14
Financial Highlights .........................................    17
Report of Independent Auditors ...............................    19
Federal Tax Status of 2000 Dividend and Gain
 Distribution for Taxable Accounts ...........................    20
Board of Directors ...........................................    21
Executive Officers AND For More Information ..................    22
Glossary of Financial Terms ..................................    23

TO THE SHAREHOLDERS

For the twelve months ended December 31, 2000, Seligman Common Stock Fund delivered a total return of -8.67%, based on the net asset value of Class A shares, while the Standard & Poor's 500 Composite Stock Index (S&P 500) returned -9.11%, and the Lipper Equity Income Average returned 6.60%.

The Fund's weak performance came during a year of reversals. The collapse of the technology bubble in March 2000 and clear signs of a slowing US economy prompted investors to seek quality and value, focusing their attention on long-neglected "old economy" stocks. Value investing and small- and mid-cap stocks made major share price advances, while technology and large-cap growth stocks were battered. For the first time since 1990, the S&P 500 posted a negative return, as did the Nasdaq Composite Index and the Dow Jones Industrial Average.

At the root of these shifts in the investment environment was the cooling US economy, slowed by a series of interest rate increases by the Federal Reserve Board. Higher energy prices also played a major role in the economic downshift, eating into both corporate earnings and consumers' disposable income. The slowdown was more abrupt than many expected. Industrial production and consumer confidence both declined sharply. Many companies missed earnings targets because their profits were squeezed by higher borrowing costs and weaker demand.

In response to this economic deterioration, the Fed lowered the federal funds target rate by 0.50% to 6% on January 3, 2001, and by another 0.50% on January
31. This action was welcomed by investors, and, even though it did not immediately calm volatility, it will likely have a positive effect on liquidity and consumer confidence. Given the US budget surplus, the Fed has the flexibility to lower interest rates further, if necessary, to encourage economic growth.

Looking ahead, we expect that economic activity will accelerate during the second half of 2001. While there are uncertainties (possible policy errors in Washington, DC, high inventories and low consumer spending, for example), we feel that there is ample reason for optimism. Energy prices should decrease because of lower demand, inflation is under control, and a federal tax cut under the new administration appears likely. On the global level, we think that central banks around the world will follow the Fed's lead and cut rates, thus providing a stimulus for continued growth.

The volatility and emotion of the past year have served to reinforce several fundamental lessons of investing. The market works in cycles and valuation and earnings still matter. Diversification among different asset classes and investment styles is the key to long-term investment success, and it is wise to maintain a long-term perspective.

Thank you for your continued support of Seligman Common Stock Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,




/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                      /s/ Brian T. Zino
                                      -----------------
                                      Brian T. Zino
                                      President

February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q: HOW DID SELIGMAN COMMON STOCK FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?

A: For the year ended December 31, 2000, Seligman Common Stock Fund posted a total return of -8.67% based on the net asset value of Class A shares. At the same time, the Lipper Equity Income Average returned 6.60% and the Standard & Poor's 500 Composite Stock Index (S&P 500) returned -9.11%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: The Federal Reserve Board's series of interest rate hikes (the last, an increase of 0.50%, took place in May 2000) ultimately succeeded in slowing the US economy. Clear signs began to emerge in the third quarter that the economy was losing steam. Factory orders, manufacturing, and PC sales all fell, as did corporate profits, and tight credit affected many companies' ability to borrow. The annualized GDP growth rates of 5.60% in the second quarter, 2.20% in the third quarter, and 1.40% in the fourth quarter demonstrate the steady slowing. As the year wore on, some wondered if the Fed had been too successful in slowing the economy, as the fourth quarter witnessed rapid deterioration. A rash of corporate earnings shortfalls and the worst holiday shopping season in years for retailers, among other things, prompted the Fed to shift its inflation bias to neutral and, ultimately, to cut rates by 0.50% on January 3, 2001, and by an additional 0.50% on January 31.

     Market volatility was pronounced in 2000. The Nasdaq Composite Index lost nearly 40% of its value in 2000. Internet companies, particularly those without earnings, found it increasingly difficult to raise capital. At the same time, their stock prices plummeted and banks tightened lending practices. The S&P 500 declined for the first time since 1990, and the Dow Jones Industrials Average fell by 4.65%. The sectors that performed best in 1999 (technology and large-cap growth) performed poorly in 2000. Corporate profits were dampened by higher borrowing costs, rising energy prices, and a weak euro, and stocks fell with each earnings warning.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY?

A: We completed the process of repositioning Seligman Common Stock Fund to be more oriented toward total return. We believe strongly that, over the long term, this emphasis on capital appreciation will benefit shareholders by providing returns that are consistently competitive with the market. While the dividend yield is no longer a major focus when evaluating a stock, at the same time, we do not plan to increase the risk level of the Fund. An important part of this transition process was adding to our technology weighting throughout 2000, taking advantage of price weakness in the sector to add quality technology


--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Common Stock Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective.

--------------------------------------------------------------------------------


[PHOTO]

GROWTH AND INCOME TEAM: (STANDING, FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

     companies to the portfolio. In 2000, however, investors preferred traditional stocks to "new economy" ones, and this negatively impacted the Fund's performance over the short term.

     The Fund had significant exposure to non-technology sectors as well. We took advantage of rising energy prices and strong demand by owning energy and utility stocks. In the finance arena, we chose financial services firms over bank stocks because we perceived banks to be at risk for bad loans, and favored insurance stocks because we anticipated premium increases boosting their earnings. We made the decision to sell our automobile stocks due to deteriorating balance sheets and large inventories.

Q:   WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

A: "Old economy" stocks were the star performers in 2000, and the Fund's overweightings in finance, energy, health care, and utilities were positive contributors to performance, as these sectors performed very strongly in 2000. Our decision to focus on natural gas over electricity also helped results. Drug stocks did surprisingly well this year, given the political pressure on these companies to lower their prices; because of the likelihood of congressional action in the near future, our focus has now shifted away from pharmaceuticals and toward medical instruments and devices. Our underweighting in consumer cyclicals proved fortunate, as this sector was a poor performer in 2000.

Q:   WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

A: Our exposure to technology, while below that of the market, clearly detracted from performance this year. Technology companies, after enjoying tremendous success in 1999 and in the first quarter of 2000, suffered for the rest of the year as their stock prices posted sharp declines, earnings fell short of expectations, and investors sought refuge in securities perceived to be higher quality and lower risk. Although the Fund's technology additions hurt performance over the short term (tempered by the fact that we built our position gradually), we believe it would be a mistake to reverse course. This sector will likely produce the biggest growth areas, therefore benefiting shareholders over the long term. The Fund's exposure to communication stocks was a negative, as this sector performed poorly; we expect it to rebound in 2001, however.

Q:   WHAT IS YOUR OUTLOOK?

A: We expect 2001 to be a transitional year for the economy and for the financial markets. The first two quarters will likely be marked by continued volatility, economic slowing, and declining corporate profits. The Fed's January 3 and January 31 rate cuts should help market sentiment, especially since the Fed has indicated a willingness to lower rates again, if necessary, to encourage growth. There likely will be a tug-of-war between weak earnings and falling interest rates, but we think economic indicators will improve during the second half of the year, as the economy starts to feel the effect of lower interest rates, a probable federal tax cut, increased capital spending, and renewed consumer confidence.

     We are positioning the Fund to take advantage of this expected economic upturn by focusing on early-cycle stocks, such as semiconductors, retailers, and media stocks, which typically perform well as the economy emerges from a slowdown. We will avoid areas such as consumer durables, which will probably remain weak longer. We are lowering our weightings in financials, energy, and utilities. After two difficult investment years, we believe that the excesses and speculation have finally come out of the market, and that investors have returned to fundamentals. The market has broadened substantially and should continue to do so. These factors should benefit Seligman Common Stock Fund's diversified portfolio of quality stocks.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Common Stock Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2000, to a $10,000 investment made in the Lipper Equity Income Funds Average and the Standard & Poor's 500 Composite Stock Index (S&P 500) for the same period. The performances of Seligman Common Stock Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Equity Income Funds Average and the S&P 500 exclude the effect of fees and/or sales charges.


      [The following table represents a line chart in the printed piece.]

                     SELIGMAN COMMON STOCK FUND
                               CLASS A
                     ---------------------------                   LIPPER
                     With           Without                        EQUITY INCOME
                     Sales Charge   Sales Charge    S&P 500        FUNDS AVERAGE

12/31/90              9524          10000             10000           10000
                     11087          11642             11453           11293
                     10860          11490             11426           11401
                     11700          12285             12038           12109
12/31/91             12374          12993             13046           12783
                     12581          13210             12716           12841
                     12662          13295             12958           13187
                     13012          13663             13366           13542
12/31/92             13718          14404             14038           14125
                     14384          15103             14652           15054
                     14730          15467             14724           15255
                     15100          15855             15104           15883
12/31/93             15756          16544             15454           16125
                     15016          15767             14868           15546
                     15096          15851             14931           15703
                     15689          16474             15661           16322
12/31/94             15459          16231             15658           15975
                     16773          17613             17183           17265
                     17993          18893             18824           18415
                     19131          20087             20320           19689
12/31/95             19813          20804             21544           20901
                     20818          21859             22701           21860
                     21555          22633             23720           22464
                     21729          22815             24453           23024
12/31/96             22872          24016             26492           24748
                     23222          24383             27202           25225
                     26803          28143             31952           28478
                     28625          30057             34345           30861
12/31/97             28265          29678             35331           31685
                     31530          33107             40260           34903
                     31435          33007             41589           34496
                     28995          30444             37451           31051
12/31/98             33181          34840             45428           35138
                     32831          34472             47690           34896
                     35770          37559             51052           38237
                     32135          33742             47861           34933
12/31/99             34445          36167             54983           36358
                     34355          36073             56242           36017
                     34085          35789             54746           35624
                     34202          35912             54215           37759
12/31/00             31458          33031             49976           38757


     The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2000

                                                                                AVERAGE ANNUAL
                                                   ---------------------------------------------------------------------------
                                                                                           CLASS B    CLASS C       CLASS D
                                                                                            SINCE      SINCE         SINCE
                                     SIX           ONE             FIVE          10       INCEPTION  INCEPTION      INCEPTION
                                    MONTHS*        YEAR            YEARS        YEARS      4/22/96    5/27/99        5/3/93
                                    ------         -----           -----        -----     ---------  ---------      ---------
CLASS A**
With Sales Charge                  (12.11)%       (12.98)%        8.62%         12.14%        n/a         n/a          n/a
Without Sales Charge                (7.70)         (8.67)         9.69          12.69         n/a         n/a          n/a

CLASS B**
With CDSC+                         (12.68)        (13.85)          n/a            n/a        8.03%        n/a          n/a
Without CDSC                        (8.08)         (9.37)          n/a            n/a        8.32         n/a          n/a

CLASS C**
With Sales Charge and CDSC          (9.93)        (11.15)          n/a            n/a         n/a       (6.16)%        n/a
Without Sales Charge and CDSC       (8.07)         (9.36)          n/a            n/a         n/a       (5.58)         n/a

CLASS D**
With 1% CDSC                        (8.99)        (10.25)          n/a            n/a         n/a         n/a          n/a
Without CDSC                        (8.07)         (9.36)         8.86            n/a         n/a         n/a         9.83%

LIPPER EQUITY INCOME
  FUNDS AVERAGE***                   8.79           6.60         13.15          14.51       12.80++     2.78(o)      13.26+++

S&P 500***                          (8.72)         (9.11)        18.33          17.46       18.05++     2.09(o)      17.73+++



NET ASSET VALUE                                                              DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
                                                                             FOR THE YEAR ENDED DECEMBER 31, 2000

               DECEMBER 31, 2000     JUNE 30, 2000    DECEMBER 31, 1999      DIVIDENDS PAID                  CAPITAL GAIN (LOSS)
               -----------------     -------------    -----------------      --------------                  ------------------
CLASS A              $13.41              $14.55            $14.93                 $0.07           PAID             $0.172
CLASS B               13.30               14.47             14.85                    --           REALIZED         (0.005)
CLASS C               13.32               14.49             14.87                    --           UNREALIZED        2.243++++
CLASS D               13.32               14.49             14.87                    --


   Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The Lipper EquityIncome Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper EquityIncome Funds Average and the S&P 500 exclude the effect of fees and/or sales charges. The monthly performances of the Lipper Equity Income Funds Average are used in the Performance Overview. Investors cannot invest directly in an index or an average.
    + The CDSC is 5% for periods of one year or less, and 2% since inception.
   ++ From April 30, 1996.
  +++ From April 30, 1993.
  (o) From May 31, 1999.
 ++++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2000.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2000

                                                                                                 PERCENT OF NET ASSETS
                                                                                                       DECEMBER 31,
                                                                                                -------------------------
                                               ISSUES           COST               VALUE           2000            1999
                                               ------       ------------        ------------    ---------       ---------
COMMON STOCKS:
    Aerospace ...............................    --                   --                  --         --             0.5
    Automotive and Related ..................    --                   --                  --         --             2.2
    Chemicals ...............................     1         $  3,236,532        $  3,449,687        0.5             1.0
    Communication Equipment .................     1            4,698,701           6,161,719        1.0             2.5
    Communications ..........................     4           30,774,235          23,859,030        3.7             7.6
    Consumer Goods and Services .............     7           35,193,021          39,900,342        6.3            11.1
    Drugs and Health Care ...................     9           68,463,295          95,457,228       15.0             8.9
    Electric and Gas Utilities ..............     4           30,359,554          50,377,765        7.9             2.6
    Electric Equipment ......................    --                   --                  --         --             4.9
    Electronic Technology ...................    15          118,541,781          82,700,301       13.0             7.9
    Electronics .............................    --                   --                  --         --             0.8
    Energy ..................................     5           31,761,747          52,153,856        8.2             6.7
    Finance and Insurance ...................     9           68,853,240         134,512,089       21.1            18.0
    Machinery and Industrial Equipment ......     2           25,626,081          47,112,088        7.4             2.9
    Media ...................................     1            5,587,072           5,552,766        0.9              --
    Office Equipment ........................     1           16,406,193          12,150,250        1.9             1.2
    Paper and Forest Products ...............     1            2,583,610           2,811,200        0.5             1.1
    Publishing ..............................    --                   --                  --         --             0.8
    Retail Trade ............................     4           20,031,460          20,790,307        3.3             5.4
    Technology Services .....................     4           40,171,126          31,930,704        5.0            11.1
    Transportation ..........................    --                   --                  --         --             0.2
                                              -----         ------------        ------------      -----           -----
 ............................................    68          502,287,648         608,919,332       95.7            97.4
SHORT-TERM HOLDING AND
    OTHER ASSETS LESS LIABILITIES ...........     1           27,680,656          27,680,656        4.3             2.6
                                              -----         ------------        ------------      -----           -----
NET ASSETS ..................................    69         $529,968,304        $636,599,988      100.0           100.0
                                              =====         ============        ============      =====           =====



LARGEST INDUSTRIES
DECEMBER 31, 2000

       [The following table represents a bar chart in the printed piece.

                             Percent of
                             Net Assets
                             ----------

FINANCE AND INSURANCE           21.1%        $134,512,089

DRUGS AND HEALTH CARE             15%        $ 95,457,228

ELECTRONIC TECHNOLOGY             13%        $ 82,700,301

ENERGY                           8.2%        $ 52,153,856

ELECTRIC AND GAS UTILITIES       7.9%        $ 50,377,765

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES
---------------------
St. Jude Medical*
Gateway*
Conexant Systems*
Vitesse Semiconductor*
Micron Technology*
Compaq Computer*
Analog Devices*
XL Capital (Class A)*
McDonald's*
Calpine*

TEN LARGEST SALES
-----------------
Hartford Financial Services Group**
Bank of America**
CVS**
Chubb
AT&T**
Anheuser-Busch**
Ford Motor**
Wal-Mart Stores
J.P. Morgan**
Microsoft

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
  * Position added during the period.
 ** Position eliminated during the period.



LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2000

SECURITY                                          VALUE
--------                                       -----------
General Electric ...........................   $28,273,538
American International Group ...............    21,673,894
Bank of New York ...........................    21,042,994
United Technologies ........................    18,838,550
Citigroup ..................................    18,457,357
St. Jude Medical ...........................    17,939,750
Exxon Mobil ................................    16,778,938
Coastal ....................................    16,602,750
Lincoln National ...........................    16,086,250
American General ...........................    14,229,900

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                              SHARES             VALUE
                                           ------------       -----------
COMMON STOCKS  95.7%

CHEMICALS  0.5%
ROHM & HAAS
   Chemical producer                           95,000        $ 3,449,687
                                                             -----------
COMMUNICATION
   EQUIPMENT  1.0%
QUALCOMM*
   Developer, manufacturer,
   and marketer of
   communications systems
   and products                                75,000          6,161,719
                                                             -----------
COMMUNICATIONS  3.7%
SBC COMMUNICATIONS
   Provider of telephone
   services                                   208,320          9,947,280
SPRINT
   Global communications
   company                                    100,000          2,031,250
VERIZON COMMUNICATIONS
   Provider of telephone services,
   systems, and equipment                     179,000          8,972,375
WORLDCOM*
   Diversified telecom-
   munications company                        206,800          2,908,125
                                                             -----------
                                                              23,859,030
                                                             -----------
CONSUMER GOODS
   AND SERVICES  6.3%
COCA-COLA
   Manufacturer and marketer of
   soft drinks and consumer
   products                                    79,000          4,814,061
GILLETTE
   Manufacturer of personal
   care products                              221,800          8,012,525
KROGER*
   Operator of supermarkets
   and convenience stores                     124,900          3,380,106
MCDONALD'S
   Restaurant operator                        222,400          7,561,600
PEPSICO
   Manufacturer and marketer of
   soft drinks and consumer
   products                                   121,200          6,006,975
PROCTER & GAMBLE
   Manufacturer and distributor
   of household and personal
   care products                               68,000          5,333,750
RALSTON PURINA GROUP
   Provider of dry dog and
   soft-moist cat foods,
   as well as cat litter                      183,400          4,791,325
                                                             -----------
                                                              39,900,342
                                                             -----------
DRUGS AND
   HEALTH CARE  15.0%
ABBOTT LABORATORIES
   Developer and manufacturer
   of diversified health
   care products                              193,000          9,348,438
AMERICAN HOME PRODUCTS
   Developer and manufacturer
   of pharmaceuticals                         126,300          8,026,365
BAXTER INTERNATIONAL
   Manufacturer and distributor
   of hospital and laboratory
   products                                   114,900         10,147,106
GUIDANT*
   Provider of medical
   instruments used for
   cardiovascular treatment                   241,000         12,998,937
JOHNSON & JOHNSON
   Developer and manufacturer
   of health care products                     81,900          8,604,619
MERCK
   Developer and manufacturer
   of pharmaceuticals                         128,500         12,030,813
PFIZER
   Manufacturer of consumer
   health care products                       229,700         10,566,200
PHARMACIA
   Global pharmaceutical
   and biotechnology company                   95,000          5,795,000
ST. JUDE MEDICAL*
   Worldwide provider of medical
   devices for the cardiovascular
   market                                     292,000         17,939,750
                                                             -----------
                                                              95,457,228
                                                             -----------
ELECTRIC AND
   GAS UTILITIES  7.9%
CALPINE*
   Developer, marketer, and
   operator of power
   generation facilities                      178,000          8,021,125
COASTAL
   Energy holding company
   involved in oil and gas
   exploration and production                 188,000         16,602,750
EXELON
   Electricity and gas
   distributor                                180,862         12,698,321
WILLIAMS COMPANIES (THE)
   Transporter and producer
   of natural gas                             326,900         13,055,569
                                                             -----------
                                                              50,377,765
                                                             -----------
----------
See footnotes on page 10

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                              SHARES             VALUE
                                           ------------       -----------
ELECTRONIC
   TECHNOLOGY  13.0%
AGILENT TECHNOLOGIES*
   Designer of test and
   monitoring instruments,
   and semiconductors
   for diversified industries                 100,000        $ 5,475,000
ANALOG DEVICES*
   Manufacturer of analog
   semiconductors and
   digital signal processors                  107,400          5,497,538
APPLIED MATERIALS*
   Developer, manufacturer, and
   marketer of semiconductor
   wafer fabrication equipment                248,100          9,474,319
CISCO SYSTEMS*
   Manufacturer of computer
   network products                           339,900         13,001,175
COMPAQ COMPUTER
   Global PC manufacturer                     230,000          3,461,500
CONEXANT SYSTEMS*
   Provider of semiconductor
   products for
   communications electronics                 210,400          3,195,450
EMC*
  Manufacturer of enterprise
   storage devices                             54,700          3,637,550
GATEWAY*
   Manufacturer and
   direct marketer of
   personal computers                         195,500          3,517,045
INTEL
   Manufacturer of micro-
   processors and memory
   circuits                                   367,600         11,050,975
INTERNATIONAL BUSINESS MACHINES
   Manufacturer of macro
   and personal computers                      75,400          6,409,000
MICRON TECHNOLOGY*
   Manufacturer of
   DRAM memory circuits                        88,900          3,155,950
NOVELLUS SYSTEMS*
   Manufacturer of semiconductor
   processing equipment                       122,800          4,401,612
SUN MICROSYSTEMS*
   Provider of microprocessors
   and software products                      100,000          2,784,375
VITESSE SEMICONDUCTOR*
   Provider of equipment for the
   data communications and tele-
   communications industries                   92,000          5,091,625
XILINX*
   Supplier of field-programmable
   gate arrays                                 55,000          2,547,187
                                                            ------------
                                                              82,700,301
                                                            ------------
ENERGY  8.2%
BAKER HUGHES
   Provider of products and
   services to explore for,
   extract, recover, and
   process oil and gas                         94,900          3,944,281
BP AMOCO (ADRS)
   (United Kingdom)
   Explorer, producer, refiner, and
   retailer of petroleum products             174,600          8,358,975
EXXON MOBIL
   Explorer and producer
   of natural gas, oil, and
   petroleum products                         193,000         16,778,938
ROYAL DUTCH PETROLEUM
   (Netherlands)
   Provider of international
   oil services                               193,000         11,688,562
SCHLUMBERGER
   Worldwide provider of
   energy services                            142,400         11,383,100
                                                            ------------
                                                              52,153,856
                                                            ------------
FINANCE AND
   INSURANCE  21.1%
AMERICAN GENERAL
   Provider of insurance
   and annuity services                       174,600         14,229,900
AMERICAN INTERNATIONAL GROUP
   Provider of insurance                      219,900         21,673,894
BANK OF NEW YORK
   Commercial bank                            381,300         21,042,994
CHUBB
   International holding company
   specializing in property and
   casualty insurance                         160,300         13,865,950
CITIGROUP
   Provider of diversified
   financial services                         361,466         18,457,357
FANNIE MAE
   Provider of mortgage financing             128,700         11,164,725
LINCOLN NATIONAL
   Provider of life insurance and
   investment management
   services                                   340,000         16,086,250
MERRILL LYNCH
   Provider of financial services             129,300          8,816,644
XL CAPITAL (CLASS A) (Bermuda)
   Insurance provider                         105,000          9,174,375
                                                            ------------
                                                             134,512,089
                                                            ------------
----------
See footnotes on page 10

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                              SHARES             VALUE
                                           ------------       -----------
MACHINERY AND INDUSTRIAL
   EQUIPMENT  7.4%
GENERAL ELECTRIC
   Supplier of industrial
   equipment and consumer
   products                                   589,800        $28,273,538
UNITED TECHNOLOGIES
   Manufacturer of elevators,
   jet engines, flight systems,
   and automotive parts                       239,600         18,838,550
                                                             -----------
                                                              47,112,088
                                                             -----------
MEDIA  0.9%
COMCAST (CLASS A)*
   Developer, manager, and
   operator of hybrid fiber-
   coaxial broadband cable
   communications networks                    133,100          5,552,766
                                                             -----------
OFFICE EQUIPMENT  1.9%
PITNEY BOWES
   Provider of office equipment               366,800         12,150,250
                                                             -----------
PAPER AND FOREST
   PRODUCTS  0.5%
MEAD
   Manufacturer of paper,
   lumber, and wood products                   89,600          2,811,200
                                                             -----------
RETAIL TRADE  3.3%
COSTCO WHOLESALE*
   Discount retailer                           90,800          3,629,163
HOME DEPOT
   Retailer of building
   materials and home
   improvement products                        97,900          4,472,806
MAY DEPARTMENT STORES
   Department store operator                  114,100          3,736,775
WAL-MART STORES
   Discount retailer                          168,500          8,951,563
                                                             -----------
                                                              20,790,307
                                                             -----------


                                           SHARES OR
                                           PRIN. AMT.          VALUE
                                         ------------       -----------
TECHNOLOGY
   SERVICES  5.0%
AMERICA ONLINE*
   Provider of electronic mail,
   entertainment, reference, and
   interactive publications,
   as well as Internet access              97,900 shs.         3,406,920
ELECTRONIC DATA SYSTEMS
   Provider of management
   consulting and technology
   services                               225,200             13,005,300
MICROSOFT*
   Provider of personal computer
   operating systems and
   application software
   products                               229,500              9,961,734
ORACLE*
   Provider of computer
   software                               191,200              5,556,750
                                                            ------------
                                                              31,930,704
                                                            ------------
TOTAL COMMON STOCKS
(Cost $502,287,648)                                          608,919,332

REPURCHASE
  AGREEMENT  6.3%
State Street Bank & Trust
  5.75% dated 12/29/00
  maturing 1/2/01
  collateralized by:
  $40,200,000 US Treasury
  Notes 5.875%, 9/30/02
  with a fair market value
  of $41,205,000                      $40,000,000             40,000,000
                                                            ------------
TOTAL INVESTMENTS  102.0%
(Cost $542,287,648)                                          648,919,332

OTHER ASSETS
  LESS LIABILITIES  (2.0)%                                   (12,319,344)
                                                            ------------
NET ASSETS  100.0%                                          $636,599,988
                                                            ============

----------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value:
    Common stocks (cost $502,287,648) ..........  $608,919,332
    Short-term holding (cost $40,000,000) ......    40,000,000     $648,919,332
                                                  ------------
Cash .........................................................          534,128
Receivable for interest and dividends ........................        1,085,476
Receivable for Capital Stock sold ............................        1,049,057
Investment in, and expenses prepaid to,
  shareholder service agent ..................................          110,201
Other ........................................................            2,480
                                                                   ------------
TOTAL ASSETS .................................................      651,700,674
                                                                   ------------
LIABILITIES:
Payable for securities purchased .............................       12,066,937
Payable for Capital Stock repurchased ........................        1,872,086
Accrued expenses and other ...................................        1,161,663
                                                                   ------------
TOTAL LIABILITIES ............................................       15,100,686
                                                                   ------------
NET ASSETS ...................................................     $636,599,988
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value;
  500,000,000 shares authorized;
  47,533,700 shares outstanding):
  Class A ....................................................     $ 20,534,525
  Class B ....................................................        1,172,640
  Class C ....................................................          390,036
  Class D ....................................................        1,669,649
Additional paid-in capital ...................................      508,386,967
Undistributed net investment income ..........................           21,356
Accumulated net realized loss ................................       (2,206,869)
Net unrealized appreciation of investments ...................      106,631,684
                                                                   ------------
NET ASSETS ...................................................     $636,599,988
                                                                   ============
NET ASSET VALUE PER SHARE:
CLASS A ($550,547,407 / 41,069,049 shares) ...................           $13.41
                                                                         ======
CLASS B ($31,196,145 / 2,345,281 shares) .....................           $13.30
                                                                         ======
CLASS C ($10,387,881 / 780,071 shares) .......................           $13.32
                                                                         ======
CLASS D ($44,468,555 / 3,339,299 shares) .....................           $13.32
                                                                         ======
----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Dividends (net of foreign taxes
  withheld of $45,245) .......................   $   9,870,547
Interest .....................................       1,843,803
                                                 -------------
TOTAL INVESTMENT INCOME ......................................     $ 11,714,350

EXPENSES:
Management fee .................................     4,637,253
Distribution and service fees ..................     2,474,439
Shareholder account services ...................     1,123,307
Shareholder reports and communications .........       150,698
Custody and related services ...................       122,559
Registration ...................................        76,951
Auditing and legal fees ........................        74,803
Directors' fees and expenses ...................         7,813
Miscellaneous ..................................        30,230
                                                 -------------
TOTAL EXPENSES ...............................................        8,698,053
                                                                   ------------
NET INVESTMENT INCOME ........................................        3,016,297
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ...............      (251,444)
Net change in unrealized
  appreciation of investments ..................   (67,680,540)
                                                 -------------
NET LOSS ON INVESTMENTS ......................................      (67,931,984)
                                                                   ------------
DECREASE IN NET ASSETS FROM OPERATIONS .......................     $(64,915,687)
                                                                   ============

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      2000             1999
                                                  ------------     ------------
OPERATIONS:
Net investment income ..........................  $  3,016,297     $ 11,745,510
Net realized gain (loss)
  on investments ...............................      (251,444)      73,439,275
Net change in unrealized
  appreciation of investments ..................   (67,680,540)     (54,646,312)
                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ..............................   (64,915,687)      30,538,473
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ......................................    (3,016,941)     (10,622,834)
  Class B ......................................            --         (304,424)
  Class C ......................................            --          (11,524)
  Class D ......................................            --         (606,895)
Net realized gain on investments:
  Class A ......................................    (7,393,742)     (54,859,234)
  Class B ......................................      (403,004)      (3,295,415)
  Class C ......................................       (78,509)        (240,249)
  Class D ......................................      (644,966)      (6,096,530)
                                                  ------------     ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......   (11,537,162)     (76,037,105)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..............    22,449,861       34,457,740
Investment of dividends ........................     1,682,455        6,726,109
Exchanged from associated Funds ................    85,601,972      227,652,546
Value of shares issued in payment of
  gain distributions ...........................     5,949,665       46,902,138
                                                  ------------     ------------
Total ..........................................   115,683,953      315,738,533
                                                  ------------     ------------
Cost of shares repurchased .....................  (104,174,654)    (110,774,095)
Exchanged into associated Funds ................  (102,629,317)    (236,149,912)
                                                  ------------     ------------
Total ..........................................  (206,803,971)    (346,924,007)
                                                  ------------     ------------
DECREASE IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ..............   (91,120,018)     (31,185,474)
                                                  ------------     ------------
DECREASE IN NET ASSETS .........................  (167,572,867)     (76,684,106)

NET ASSETS:
Beginning of year ..............................   804,172,855      880,856,961
                                                  ------------     ------------
END OF YEAR (including undistributed net
  investment income of $21,356
  and $22,000, respectively) ...................  $636,599,988     $804,172,855
                                                  ============     ============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Common Stock Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

       The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

    For the year ended December 31, 2000, the Fund repurchased 14,581,653 of its shares from shareholders aggregating $206,803,971, of which approximately $2,300,000 represents capital gain distributions. This information is provided for federal tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the twelve months ended December 31, 2000, amounted to $419,492,362 and $525,689,702, respectively.

    At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $170,951,540 and $64,319,856, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $21,706, from sales of Class A shares. Commissions of $164,163 and $55,050 were paid to dealers from sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2000, fees incurred under the Plan aggregated $1,520,503 or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $342,157, $67,500, and $544,279, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2000, such charges amounted to $17,206.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $4,975.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $15,469 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $264,694, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,122,833 for shareholder account services. The

NOTES TO FINANCIAL STATEMENTS

Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $142,951 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2000, the Fund did not borrow from the credit facility.

6. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                            CLASS A
                    ----------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
                    ----------------------------------------------------
                               2000                       1999
                    -------------------------  -------------------------
                      SHARES        AMOUNT       SHARES        AMOUNT
                    -----------  ------------  -----------  ------------
Sale of shares          778,785  $ 11,093,330      887,890  $ 14,060,961
Investment of
  dividends             117,297     1,682,455      377,181     5,949,510
Exchanged from
  associated Funds    4,799,995    67,508,960   12,321,378   197,449,028
Shares issued in
  payment of gain
  distributions         349,605     5,062,314    2,476,076    38,015,344
                    -----------  ------------  -----------  ------------
Total                 6,045,682    85,347,059   16,062,525   255,474,843
                    -----------  ------------  -----------  ------------
Cost of shares
  repurchased        (5,482,312)  (78,571,381)  (5,263,262)  (83,137,919)
Exchanged into
  associated Funds   (5,380,479)  (75,586,485) (13,102,909) (209,212,249)
                    -----------  ------------  -----------  ------------
Total               (10,862,791) (154,157,866) (18,366,171) (292,350,168)
                    -----------  ------------  -----------  ------------
Decrease             (4,817,109) $(68,810,807)  (2,303,646) $(36,875,325)
                    ===========  ============  ===========  ============


                                           CLASS B
                    ----------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
                    ----------------------------------------------------
                               2000                       1999
                    ----------------------------------------------------
                      SHARES        AMOUNT        SHARES       AMOUNT
                    -----------  ------------- -----------  ------------
Sale of shares          244,014  $  3,457,252      592,378  $  9,363,534
Investment of
  dividends                  --            --       15,918       250,377
Exchanged from
  associated Funds      719,507    10,031,783      546,804     8,552,742
Shares issued in
  payment of gain
  distributions          20,967       302,075      197,475     3,013,341
                    -----------  ------------  -----------  ------------
Total                   984,488    13,791,110    1,352,575    21,179,994
                    -----------  ------------  -----------  ------------
Cost of shares
  repurchased          (494,424)   (7,027,565)    (381,174)   (5,949,115)
Exchanged into
  associated Funds     (967,301)  (13,576,988)    (381,160)   (5,868,263)
                    -----------  ------------  -----------  ------------
Total                (1,461,725)  (20,604,553)    (762,334)  (11,817,378)
                    -----------  ------------  -----------  ------------
Increase
  (Decrease)           (477,237) $ (6,813,443)     590,241  $  9,362,616
                    ===========  ============  ===========  ============


                                            CLASS C
                    ----------------------------------------------------
                           YEAR ENDED                 MAY 27, 1999*
                         DECEMBER 31, 2000        TO DECEMBER 31, 1999
                    -------------------------- -------------------------
                      SHARES        AMOUNT        SHARES       AMOUNT
                    -----------  ------------- -----------  ------------
Sale of shares          396,773   $ 5,682,342      302,005    $4,761,445
Investment of
  dividends                  --            --          727        10,981
Exchanged from
  associated Funds      308,537     4,235,961        3,953        58,258
Shares issued in
  payment of gain
  distributions           5,009        72,236       15,185       229,899
                    -----------  ------------  -----------  ------------
Total                   710,319     9,990,539      321,870     5,060,583
                    -----------  ------------  -----------  ------------
Cost of shares
  repurchased           (80,670)   (1,156,802)      (2,597)      (39,412)
Exchanged into
  associated Funds     (146,755)   (2,027,335)     (22,096)     (332,945)
                    -----------  ------------  -----------  ------------
Total                 (227,425)    (3,184,137)     (24,693)     (372,357)
                    -----------  ------------  -----------  ------------
Increase                482,894   $ 6,806,402      297,177    $4,688,226
                    ===========  ============  ===========  ============

* Commencement of offering of shares.

                                            CLASS D
                    ----------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
                    ----------------------------------------------------
                               2000                       1999
                    -------------------------  -------------------------
                      SHARES        AMOUNT        SHARES       AMOUNT
                    -----------  ------------  -----------  ------------
Sale of shares          154,889  $  2,216,937      396,631  $  6,271,800
Investment of
  dividends                  --            --       32,682       515,241
Exchanged from
  associated Funds      272,111     3,825,268    1,356,192    21,592,518
Shares issued in
  payment of gain
  distributions          35,578       513,040      369,261     5,643,554
                    -----------  ------------  -----------  ------------
Total                   462,578     6,555,245    2,154,766    34,023,113
                    -----------  ------------  -----------  ------------
Cost of shares
  repurchased        (1,222,882)  (17,418,906)  (1,378,622)  (21,647,649)
Exchanged into
  associated Funds     (806,830)  (11,438,509)  (1,313,666)  (20,736,455)
                    -----------  ------------  -----------  ------------
Total                (2,029,712)  (28,857,415)  (2,692,288)  (42,384,104)
                    -----------  ------------  -----------  ------------
Decrease             (1,567,134) $(22,302,170)    (537,522) $ (8,360,991)
                    ===========  ============  ===========  ============

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                    CLASS A
                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                       2000           1999            1998           1997           1996
                                                      ------         ------          ------         ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........      $14.93         $15.77          $15.92         $14.89         $14.19
                                                      ------         ------          ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................        0.08           0.23            0.28           0.30           0.35
Net realized and unrealized gain (loss)
  on investments ...............................       (1.36)          0.39            2.32           3.18           1.81
Net realized and unrealized loss
  from foreign currency transactions ...........          --             --              --          (0.07)            --
                                                      ------         ------          ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS ...............       (1.28)          0.62            2.60           3.41           2.16
                                                      ------         ------          ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       (0.07)         (0.23)          (0.28)         (0.32)         (0.34)
Distributions from net realized capital gains ..       (0.17)         (1.23)          (2.47)         (2.06)         (1.12)
                                                      ------         ------          ------         ------         ------
TOTAL DISTRIBUTIONS ............................       (0.24)         (1.46)          (2.75)         (2.38)         (1.46)
                                                      ------         ------          ------         ------         ------
NET ASSET VALUE, END OF YEAR ...................      $13.41         $14.93          $15.77         $15.92         $14.89
                                                      ======         ======          ======         ======         ======
TOTAL RETURN:                                          (8.67)%         3.82%          17.40%         23.58%         15.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) .........     $550,547       $684,874        $760,176       $734,635       $656,260
Ratio of expenses to average net assets ........        1.12%          1.13%           1.11%          1.13%          1.15%
Ratio of net investment income to
  average net assets ...........................        0.52%          1.49%           1.73%          1.83%          2.36%
Portfolio turnover rate ........................       61.27%         70.72%          93.67%        106.02%         56.10%

----------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                                       CLASS B                                    CLASS C
                                               -------------------------------------------------------     ---------------------
                                                          YEAR ENDED DECEMBER 31,             4/22/96*        YEAR      5/27/99*
                                               -------------------------------------------       TO           ENDED        TO
                                                 2000        1999        1998        1997     12/31/96      12/31/00    12/31/99
                                               -------     -------     -------     -------    --------      --------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......   $ 14.85     $ 15.71     $ 15.88     $ 14.87     $ 14.80       $ 14.87     $ 16.06
                                               -------     -------     -------     -------     -------       -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............     (0.04)       0.11        0.16        0.17        0.15         (0.04)      (0.01)
Net realized and unrealized
  gain (loss) on investments ...............     (1.34)       0.38        2.31        3.17        1.20         (1.34)      (0.07)
Net realized and unrealized loss
  from foreign currency transactions .......        --          --          --       (0.07)         --            --          --
                                               -------     -------     -------     -------     -------       -------     -------
TOTAL FROM INVESTMENT OPERATIONS ...........     (1.38)       0.49        2.47        3.27        1.35         (1.38)      (0.08)
                                               -------     -------     -------     -------     -------       -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income .......        --       (0.12)      (0.17)      (0.20)      (0.16)           --       (0.08)
Distributions from net realized
  capital gains ............................     (0.17)      (1.23)      (2.47)      (2.06)      (1.12)        (0.17)      (1.03)
                                               -------     -------     -------     -------     -------       -------     -------
TOTAL DISTRIBUTIONS ........................     (0.17)      (1.35)      (2.64)      (2.26)      (1.28)        (0.17)      (1.11)
                                               -------     -------     -------     -------     -------       -------     -------
NET ASSET VALUE, END OF PERIOD .............   $ 13.30     $ 14.85     $ 15.71     $ 15.88     $ 14.87       $ 13.32     $ 14.87
                                               =======     =======     =======     =======     =======       =======     =======
TOTAL RETURN: ..............................     (9.37)%      2.97%      16.48%      22.59%       9.21%        (9.36)%      0.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...   $31,196     $41,928     $35,073     $19,568     $ 6,451       $10,388     $ 4,420
Ratio of expenses to average net assets ....      1.87%       1.89%       1.87%       1.89%       1.92%+        1.87%       1.91%+
Ratio of net investment income (loss)
  to average net assets ....................     (0.23)%      0.73%       0.97%       1.07%       1.55%+       (0.23)%     (0.08)%+
Portfolio turnover rate ....................     61.27%      70.72%      93.67%     106.02%      56.10%++      61.27%      70.72%**


                                                                                                CLASS D
                                                                       ---------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                       ---------------------------------------------------------
                                                                         2000        1999        1998          1997        1996
                                                                       -------     -------     -------       -------     -------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF YEAR ..............................      $ 14.87     $ 15.73     $ 15.89       $ 14.87     $ 14.16
                                                                       -------     -------     -------       -------     -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) ....................................        (0.04)       0.11        0.16          0.17        0.24
Net realized and unrealized gain
  on investments ................................................        (1.34)       0.38        2.32          3.18        1.80
Net realized and unrealized loss
  from foreign currency transactions ............................           --          --          --         (0.07)         --
                                                                       -------     -------     -------       -------     -------
TOTAL FROM INVESTMENT OPERATIONS ................................        (1.38)       0.49        2.48          3.28        2.04
                                                                       -------     -------     -------       -------     -------
LESS DISTRIBUTIONS:

Dividends from net investment income ............................           --       (0.12)      (0.17)        (0.20)      (0.21)
Distributions from net realized capital gains ...................        (0.17)      (1.23)      (2.47)        (2.06)      (1.12)
                                                                       -------     -------     -------       -------     -------
TOTAL DISTRIBUTIONS .............................................        (0.17)      (1.35)      (2.64)        (2.26)      (1.33)
                                                                       -------     -------     -------       -------     -------
NET ASSET VALUE, END OF YEAR ....................................      $ 13.32     $ 14.87     $ 15.73       $ 15.89     $ 14.87
                                                                       =======     =======     =======       =======     =======
TOTAL RETURN: ...................................................        (9.36)%      2.97%      16.55%        22.66%      14.58%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s omitted) ..........................      $44,469     $72,950     $85,608       $80,896     $63,938
Ratio of expenses to average net assets .........................         1.87%       1.89%       1.87%         1.89%       1.91%
Ratio of net investment income (loss) to
  average net assets ............................................        (0.23)%      0.73%       0.97%         1.07%       1.61%
Portfolio turnover rate .........................................        61.27%      70.72%      93.67%       106.02%      56.10%


----------
  * Commencement of offering of shares.
 ** For the year ended December 31, 1999.
  + Annualized.
 ++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMON STOCK FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Common Stock Fund, Inc., including the portfolio of investments, as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the respective-stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001

FEDERAL TAX STATUS OF 2000 DIVIDEND AND
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS


The quarterly dividends paid to Class A shareholders in 2000 are taxable as ordinary income for federal tax purposes, regardless of whether they were received in cash or in shares. Under the Internal Revenue Code, 64.16% of the dividends paid to Class A shareholders has been designated as qualifying for the dividends received deduction available to corporate shareholders. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held the Fund's shares for at least 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

A distribution of $0.172 per share consisting of $0.139 from net long-term gain and $0.033 from net short-term gain, realized on investments during the period November 1, 1999, to December 31, 1999, was paid on June 22, 2000, to Class A, B, C, and D shareholders. The long-term gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 2000 as long-term gain from the sale of capital assets, no matter how long the shares have been owned, or whether the distribution was received in shares or cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

If the gain distribution was reinvested in additional shares, the per share cost basis for federal income tax purposes is $14.48 for Class A shares, $14.41 for Class B shares, $14.42 for Class C shares, and $14.42 for Class D shares.

A 2000 year-end statement of account activity and a 2000 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIVshows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2000. The information shown on Forms 1099-DIV and 1099-Bis reported to the Internal Revenue Service as required by federal regulations.

BOARD OF DIRECTORS

JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
  Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
    J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
Member of the Board of Governors,
  Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION

MANAGER
J. &  W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450  Shareholder Services
(800) 445-1777  Retirement Plan Services
(212) 682-7600  Outside the United States

(800) 622-4597  24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

--------------------------------------------------------------------------------











                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com






           THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF BENEFICIAL INTEREST OF SELIGMAN HIGH-YIELD BOND SERIES, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



EQCS2  12/00                           [RECYCLE LOGO] Printed on Recycled Paper

--------------------------------------------------------------------------------